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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               (Amendment No. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12


                          CNB FINANCIAL SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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--------------------------------------------------------------------------------

                          CNB FINANCIAL SERVICES, INC.
                           101 SOUTH WASHINGTON STREET
                                  P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 2, 2003


         The Annual Meeting of Shareholders of CNB Financial Services, Inc. ("CNB") will be held on Wednesday, April 2, 2003, at The Country Inn, Berkeley Springs, West Virginia, at 12:30 p.m., local time, for the following purposes:

         1. To elect 12 directors to serve until the next Annual Meeting of Shareholders; and

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders who are holders of record on March 5, 2003, may vote at the meeting.

                                             By Order of the Board of Directors,


                                             /s/ Thomas F. Rokisky

                                             Thomas F. Rokisky
                                             President/CEO

Berkeley Springs, West Virginia
March 12, 2003








PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING.

                                TABLE OF CONTENTS

                                                                              PAGE NO.
                                                                              --------
 VOTING FOR DIRECTORS AND REVOKING YOUR PROXY....................................1

    VOTING FOR DIRECTORS.........................................................2

    REVOKING YOUR PROXY..........................................................2

*ELECTION OF DIRECTORS...........................................................2

    MANAGEMENT NOMINEES TO CNB'S BOARD...........................................3

    OTHER NOMINEES...............................................................3

 MANAGEMENT......................................................................4

    BOARD INFORMATION............................................................4

        Number of Meetings.......................................................4
        Board Committees.........................................................4
        Audit Committee Report...................................................5
        Independent Public Accountants...........................................6
        Board Compensation.......................................................6
        Certain Transactions With Directors and Officers and Their Associates....6
        Board Personnel Committee Report on Executive Compensation...............7
        Performance Graph........................................................8
        Personnel Committee Interlocks and Insider Participation................10

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................10

    EXECUTIVE COMPENSATION AND OTHER INFORMATION................................10

        Summary of Compensation.................................................10
        Pension Plan............................................................11
        401(k) Profit Sharing Plan..............................................12
        Security Ownership of Certain Beneficial Owners and Management..........12

 ANNUAL REPORT ON FORM 10-K.....................................................13

 OTHER INFORMATION..............................................................14

 SHAREHOLDER PROPOSALS FOR 2004.................................................14



* MATTER TO BE VOTED UPON.

                          CNB FINANCIAL SERVICES, INC.
                           101 SOUTH WASHINGTON STREET
                                  P.O. BOX 130
                   BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520



                                 PROXY STATEMENT


         CNB's board of directors is soliciting proxies to vote CNB shares at the 2003 Annual Meeting of Shareholders. Shareholders will meet at 12:30 p.m., on Wednesday, April 2, 2003, for the purposes stated in the accompanying Notice of Annual Meeting. On or about March 12, 2003, CNB began mailing this proxy statement to shareholders of record as of March 5, 2003. Shareholders of record as of March 5, 2003, may vote at the meeting.

         Please read this proxy statement carefully. You will find more information about CNB in our enclosed 2002 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

         CNB will pay for the cost of preparing, assembling, printing and mailing of the proxy material. Directors, officers and employees of CNB may solicit proxies personally, by telephone, telegraph and telecopier. We will arrange with custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock and upon request, CNB will reimburse them for reasonable forwarding expenses.

         As of March 5, 2003, CNB had 5,000,000 authorized shares of common stock with 458,048 shares issued and outstanding.


                  VOTING FOR DIRECTORS AND REVOKING YOUR PROXY

         If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the 12 nominees as directors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Votes withheld and abstentions will count in determining the presence of a quorum for the particular matter as to which the shareholder withheld authority. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS

         Directors are elected by a plurality of the shares voted. You may vote each share you own for each nominee. Votes withheld from a nominee and broker non-votes will not be cast for a nominee. Alternatively, you may choose to vote cumulatively, a process explained below. Cumulative voting applies only to the election of directors.

         To vote cumulatively, you multiply the number of shares you own times the number of nominees, resulting in a cumulative total. You may vote your cumulative total for one nominee or divide it among all 12 nominees in any proportion you choose. The following is an example of how cumulative voting works. If you own five shares and there are 12 nominees for director, you have a cumulative total of 60 votes. You may choose to vote all 60 votes for one nominee and not vote for the other nominees. Or, you may allocate five votes for each nominee. Or, you may choose any other allocation of your cumulative total over all or part of the 12 nominees. If you vote your shares cumulatively by proxy, you must indicate how you wish to divide your cumulative total. Otherwise, the proxies will vote the cumulative total evenly or in a manner to elect as many of CNB's nominees as possible.

REVOKING YOUR PROXY

         You may revoke your proxy before it is voted at the Annual Meeting by:

         o        notifying CNB in person;

         o        giving written notice to CNB;

         o        submitting to CNB a subsequently dated proxy; or

         o attending the meeting and withdrawing the proxy before it is voted.


                              ELECTION OF DIRECTORS

         CNB's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than five nor more than 25 directors. The board of directors has set the number of directors to serve in 2003 at 12, which means that 12 directors will be elected at the 2003 Annual Meeting and will serve a term expiring at the next Annual Meeting or until a successor is selected.

MANAGEMENT NOMINEES TO CNB'S BOARD


                                     DIRECTOR          PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
       NAME               AGE         SINCE                   AND POSITION HELD WITH CNB
-------------------       ---        --------        ---------------------------------------------
J. Robert Ayers            73         1974           Retired - President, Citizens National Bank
John E. Barker             74         1972           Auto Sales - Service
Margaret S. Bartles        49         2002           Realtor
Jay E. Dick                50         1983           Retired - Manager-Hunters' Hardware, Inc.
Herbert L. Eppinger        70         1979           Retired - Agriculture
Robert L. Hawvermale       73         1967           Retired - Professional Engineer
J. Philip Kesecker         73         1965           Real Estate Development
Jerry McGraw               56         1988           Insurance
Martha H. Quarantillo      43         1999           Pharmacist
Thomas F. Rokisky          56         1993           President and Chief Executive Officer, CNB and
                                                     Citizens National Bank
Charles S. Trump IV        42         1986           Attorney at Law
Arlie R. Yost              55         1988           Licensed Residential Appraiser


         All nominees are incumbent directors of CNB Financial Services, Inc.

OTHER NOMINEES

         Any nominations for election to the board of directors, other than those made by CNB, must be made by a shareholder. The nomination must be in writing and delivered or mailed to the president not less than 40 days nor more than 50 days prior to the meeting. However, if CNB gives less than 50 days notice of the meeting, the nominations must be mailed or delivered to the president not later than the 8th day after the Notice of Annual Meeting was mailed.

         A shareholder nomination should include the:

         o        name and address of the proposed nominee(s);

         o        principal occupation of proposed nominee(s);

         o        name and address of the shareholder making the nomination; and

         o number of shares owned by the shareholder making the nomination.

                                   MANAGEMENT

         The following are the executive officers of CNB.

                                                     OFFICE HELD      BANK EMPLOYEE        AGE AS OF
NAME AND OFFICE HELD                                    SINCE             SINCE          MARCH 5, 2003
--------------------                                 -----------      -------------      -------------
J. Philip Kesecker, Chairman of the Board                1987              (1)                73

Thomas F. Rokisky, President/CEO                         1996              1990               56

Arnold K. Stotler, Vice President                        1996              1978               43

Rebecca S. Stotler, Vice President/CFO                   1999              1983               42

Patricia L. Poland, Vice President*                      1996              1978               62

Patricia C. Muldoon, Vice President/COO                  2002              2001               42


(1)      Mr. Kesecker is not an employee of CNB.

*        Ms. Poland retired effective January 31, 2003.


BOARD INFORMATION

NUMBER OF MEETINGS

         The directors of CNB are also directors of the bank. The board of directors met 13 times in 2002. All of CNB's directors attended 75% or more of all board and committee meetings during 2002. The bank's board of directors had 26 meetings and 85 meetings of committees during 2002. All of CNB's directors attended at least 75% of each of these meetings.

BOARD COMMITTEES

         AUDIT COMMITTEE. The audit committee has six members, consisting of Ms. Bartles, Messrs. Yost, Barker, McGraw, Dick and Charles S. Trump, IV who served as chairman during 2002. Effective December 31, 2002, Margaret S. Bartles became chairperson of the audit committee. The audit committee met 13 times in 2002. Mr. Kesecker serves as an ex-officio member of this committee. The audit committee currently consists of independent directors.

         The functions of the audit committee include performing all duties the board assigns, meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness and compliance with laws and regulations, overseeing the internal audit function, reviewing regulatory examination reports and management's responses thereto, and reviewing periodic reports from the loan review function.

         The audit committee is governed by a written charter approved by the board of directors.

         PERSONNEL COMMITTEE. The functions of the personnel (compensation) committee include the following: review benefit and salary administration programs and increases in salaries for officers and employees. Members of the personnel committee during 2002 were Jay E. Dick, chairman, Messrs. Hawvermale, Eppinger, Trump and Ayers. Mr. Kesecker serves as an ex-officio member of this committee. The personnel committee met two times during the year.

         CNB does not have a standing nominating committee as the entire board of directors performs the functions of a nominating committee.

AUDIT COMMITTEE REPORT

         The audit committee, in fulfilling its oversight responsibilities regarding the audit process:

         o Reviewed and discussed the fiscal year 2002 audited financial statements with management;

         o Discussed with the independent auditors, Smith Elliott Kearns & Company, LLC, who are responsible for expressing an opinion on the fairness of the presentation of those audited financial statements in conformity with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

         o Reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

         Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2002, be included in CNB's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless CNB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

         The foregoing report has been furnished by the current members of the audit committee.

         Margaret S. Bartles, Audit Committee Chairperson
         Arlie R. Yost, Audit Committee Member
         John E. Barker, Audit Committee Member
         Jerry McGraw, Audit Committee Member
         Jay E. Dick, Audit Committee Member

INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, has been selected as CNB's independent public accountants for the year 2003. Representatives of Smith Elliott Kearns & Company, LLC are expected to be present at the Annual Meeting. The representatives may, if they wish, make a statement and, it is expected, will be available to respond to appropriate questions.

         The aggregate fees billed by Smith Elliott Kearns & Company, LLC, for professional services rendered for the audit of the annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Quarterly Reports on Form 10-Q for that fiscal year, were $48,400. There were no services rendered regarding financial information systems design and implementation. Other fees or services billed by Smith Elliott Kearns & Company, LLC, for all other services aggregated $12,412. The Audit Committee of the Board of Directors has determined that the provision of such services is compatible with maintaining Smith Elliott Kearns & Company, LLC's independence.


BOARD COMPENSATION

         Directors receive $150 for each board meeting of the bank they attend, $150 for each discount committee meeting and $75 for other committee meetings they attend. There is no compensation for attendance at CNB board meetings. In addition, each director receives a fee of $4,150 per year. The chairman of the board receives an additional $3,500 per year and the vice chairman receives an additional $1,000 per year. Other than the deferred compensation/supplemental insurance plan described below, there are no other special arrangements with any directors. In 2002, the board of directors of CNB received $144,262, in the aggregate, for all board of directors' meetings attended and all fees paid.

         CNB maintains a deferred compensation/supplemental insurance plan for directors pursuant to which a director may elect to defer receipt of a portion of fees for board meetings for at least four years or until he reaches age 65, whichever is later. An amount equal to fees waived in addition to interest at an annual rate of 10% per year will be paid to each participating director or his designated beneficiary during a period of 10 years after the director reaches age 65. The payments after retirement will be paid from the general funds of CNB. CNB purchases and is the beneficiary of insurance on the lives of participants, the proceeds of which are used to help recover the net after-tax cost of the benefits and insurance premiums paid. Funds from the deferred fees of a participating director will be used to reimburse CNB for the costs of the premium for the insurance policies. The cost of the insurance premiums in 2002 was $49,078. At December 31, 2002, these policies had a net accumulated cash value of $964,179.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS AND THEIR ASSOCIATES

         CNB has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of CNB and their associates. Total loans outstanding from CNB at December 31, 2002, to CNB's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $1,101,859, or approximately 6.8% of total equity capital. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

         Trump and Trump, in which director Charles S. Trump, IV is a partner, performed legal services for CNB and the bank. Fees paid by CNB and the bank to that law firm were $39,670 during 2002.

         CNB, Charles S. Trump, IV and George I. McVey are members in a Limited Liability Corporation, Morgan County Title Insurance Agency, LLC, which was formed in February 2001. Morgan County Title Insurance Agency, LLC, paid Trump and Trump management fees of $125,789. Charles S. Trump, IV and George I. McVey are partners in Trump and Trump.

BOARD PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The personnel (compensation) committee of the Board of Directors has furnished the following report on executive compensation.

         The committee establishes the compensation for the Chief Executive Officer of CNB and the bank and reviews all personnel related issues including salary administration related to other employees and benefit programs. The CEO establishes compensation levels for all other personnel which is reviewed by the personnel committee. Committee objectives include administration of a total compensation package that allows CNB to attract and retain qualified persons to fill key executive positions and to utilize effective compensation programs which are directly related to executive officers accomplishing corporate goals and objectives, both operational and financial, aimed at achieving lasting improvement in CNB's long-term financial performance.

         The committee and the CEO utilize human resources' staff, and , as appropriate, other qualified consultants to review compensation practices as they compare to industry norms.

         The committee utilizes an internal salary administration plan for the basis of its analysis of compensation levels throughout CNB, including the CEO. The plan includes job descriptions for all positions and considers the overall responsibility of each position based on characteristics including, job knowledge, problem-solving, accountability, human relations, communications, supervision of others and marketing. Salary ranges for each position are developed based on market information available for similar positions at financial institutions both in the communities where CNB does business and outside its market area. Salary surveys utilized include those provided by the West Virginia Bankers Association, Topnet, Cumberland Valley Chapter of the Society for Human Resources Management and Business and Legal Reports, Inc. These results are updated annually by the human resources staff using current market data which reflects marketplace changes, inflation, and, if applicable, corporate performance. This information is considered by the Committee.

         The individual components of CNB's compensation program include:

(a) Base Salary. Base salary levels are established for the CEO primarily based upon evaluation of the historical performance, degree of responsibility, level of experience and number of years with CNB. In addition, the committee considers compensation data available for similar positions in financial institutions in the same geographic area.

         With respect to the base salary granted to Mr. Rokisky for the year 2002, the Committee took into account the performance during 2001 and information referred to above. Particular emphasis was placed on Mr. Rokisky's individual performance, including his leadership role through a period of continued growth, and CNB's continued strong financial performance.

(b) Annual Incentives/Bonuses. Bonuses are not granted to senior officers as a regular component of compensation. Contributions to the 401(k) plan on behalf of all employees who defer into the plan are based on bank performance as a percentage of assets.

         The committee believes that the total compensation awarded to the CEO and other officers of CNB is consistent with the committee's objectives. The amounts paid to individual executives are consistent with competition within the market and with banks of similar size as reflected by individual performance of each executive, and are rationally linked with the fulfillment of corporate objectives and corporate financial performance.

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless CNB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

         The foregoing report has been furnished by the current members of the personnel committee.

Jay E. Dick, Personnel Committee Chairman
Charles S. Trump, IV, Personnel Committee Member
Robert L. Hawvermale. Personnel Committee Member
Herbert L. Eppinger, Personnel Committee Member
J. Robert Ayers, Personnel Committee Member

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in CNB's (and prior to CNB's formation, the bank's) cumulative total shareholder return on common stock for the five-year period ending December 31, 2002, with the cumulative total return of the Media General Index (SIC Code Index 6712-Bank Holding Companies). Shareholders may obtain a copy of the index by calling Media General Financial Services, Inc., at telephone number (804) 649-6923. There is no assurance that CNB's stock performance will continue in the future with the same or similar trends as depicted in the graph.

         The information used to determine CNB's cumulative total shareholder return on its common stock is based upon information furnished to CNB or the bank by one or more parties involved in purchases or sales of CNB's (and prior to its formation, the bank's) common stock. There is no public market for CNB's (and prior to its formation, the bank's) common stock and share prices used to determine CNB's cumulative shareholder return are based upon sporadic trading activity in privately negotiated transactions. We have not attempted to verify or determine the accuracy of the representations made to CNB or the bank.



              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                                                  FISCAL YEAR ENDING
                              ------------------------------------------------------------------------------------------
COMPANY/INDEX/MARKET          11/14/1997      11/27/1998      12/14/1999      12/29/2000      12/31/2001      12/31/2002

CNB Financial Services          100.00          122.67          207.17          265.23          196.47          220.38
Bank Holding Companies          100.00          148.24          170.05          101.91          148.34          179.62
Media General Index             100.00          121.39          146.51          143.33          126.90          100.81

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Loans were made to various directors and officers of CNB. These loans were made in the ordinary course of business, made on substantially the same terms, including interest rate and collateral requirements, as those prevailing at the time for comparable transactions with unrelated customers and did not involve more than a normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16 (a) of the Securities Exchange Act of 1934 requires CNB's directors and executive officers, and persons who own more than 10% of the registered class of CNB's equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to CNB. Based solely on a review of the reports furnished to CNB and written statements that no other reports were required, all Section 16(a) filing requirements applicable to its officers and directors were met except for Arnold
K. Stotler, who filed one report late. CNB is required to report late filings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF COMPENSATION

         The table below reflects information concerning the annual compensation for services in all capacities to the corporation for the fiscal years ended December 31, 2002, 2001 and 2000, of those persons who were, as of December 31, 2002, (a) the chief executive officer, and (b) the four other most highly compensated executive officers to the extent that such persons, total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                              OTHER ANNUAL
  NAME AND PRINCIPAL POSITION             YEAR        SALARY      BONUS       COMPENSATION
--------------------------------          ----        ------      -----       ------------
Thomas F. Rokisky, President/CEO          2002       $103,420     $ -0-      $16,424 (1)(2)
                                          2001       $ 98,759     $ -0-      $13,722 (1)(2)
                                          2000       $ 93,358     $ -0-      $12,436 (1)(2)

(1) CNB's group life and health insurance program, which is paid for by CNB, is made available to all full-time employees. In accordance with IRS Code Section 79, the cost of group life insurance coverage for an individual in excess of $50,000 is added to the individual's earnings and is included in salary. Also included in this figure are board fees earned and the corporation's contributions to the individual's 401(k) retirement savings program to which the individual has a vested interest.

(2) CNB's contributions to the pension plan, a defined benefit plan, are not and cannot be calculated separately for specific participants. Contributions for the plan year of $168,151, $99,502 and $178,376 were made by CNB in 2002, 2001 and
2000, respectively.

         CNB does not maintain any form of stock option, stock appreciation rights, or other long-term compensation plans.

PENSION PLAN

         CNB maintains a non-contributory defined benefit pension plan with employer contributions being based on a pension formula, which targets a certain monthly benefit for each plan participant at retirement. This pension plan is a qualified retirement plan and is available to all full-time employees, including officers, who meet the eligibility requirements. Directors do not participate in this plan.

         The pension plan is integrated with social security under an "offset" formula, applicable to all participants. Pensions for all participants are based on an average of the highest five-years compensation. Annual compensation for the pension plan is defined as the total cash remuneration reportable on the employee's IRS form W-2, plus pre-tax contributions to employee benefit plans. The formula for determining the annual pension benefit is 1.5 percent of the first $9,600 of the 5-year average compensation and 2 percent of such average compensation in excess of $9,600, all multiplied by years of service up to a 25-year maximum.

         The pension benefits are payable to participants on a monthly basis in the form of a joint and 50 percent survivor annuity for all married participants who do not elect otherwise, or in the form of a single life annuity for all other participants or survivors. Joint and 100 percent survivorship, single life annuity or 120 payments guaranteed are other optional forms of distribution. The normal retirement date for employees is the later of the participant's 65th birthday, or the fifth anniversary of the participant joining the plan. An employee must be at least 21 years of age and have one full year of service to become a plan participant. Full vesting in accumulated plan benefits occurs at the end of five years of service; there is no partial vesting. For the 2002 plan year, the employer contribution for all plan participants was $168,151. Estimated credited years of service and the compensation covered by the plan for each of the individuals named in the Summary Compensation Table are as follows:
Mr. Rokisky, 12, and $103,420.

         The following table represents the normal pension, beginning at age sixty-five, based upon assumed final pay and years of credited service:

                                      Pension Plan Table
                     -----------------------------------------------------
                                       Annual Benefits
                     -----------------------------------------------------
                      10 yrs.        15 yrs.        20 yrs.        25 yrs.
  Assumed            Credited       Credited       Credited       Credited
Remuneration          Service        Service        Service        Service
------------         --------       --------       --------       --------
  $ 80,000           $ 15,520       $ 23,280       $ 31,040       $ 38,800
    90,000             17,250         26,280         35,040         43,800
   100,000             19,520         29,280         39,040         48,800
   110,000             21,520         32,280         43,040         53,800
   120,000             23,520         35,280         47,040         58,800
   130,000             25,520         38,280         51,040         63,800


401(K) PROFIT SHARING PLAN

         CNB maintains a 401(k) profit sharing plan that generally covers all employees who have completed one year of service. Contributions to the plan are based on bank performance as a percentage of assets and are computed as a percentage of the participant's total deferrals into the plan. The payment of benefits to participants is made at death, disability, termination or retirement. Contributions to the plan for all employees charged to operations during 2002 amounted to $25,600.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of February 21, 2003, relating to the beneficial ownership of the common stock by (a) each person or group known by CNB to own beneficially more than 5% of the outstanding common stock; (b) each of CNB's directors; and (c) all directors and executive officers of CNB as a group. Unless otherwise noted below, the persons named in the table have sole investment power with respect to each of the shares reported as beneficially owned by such person.

                   NAME AND ADDRESS                                    NUMBER OF SHARES       PERCENT OF CLASS(1)
                   ----------------                                    ----------------       --------------------
J. Robert Ayers(2)                                                            1,915                       *
John E. Barker(3)                                                            17,364                    3.79
Margaret S. Bartles                                                             100                       *
Jay E. Dick(4)                                                               15,691                    3.43
Herbert L. Eppinger(5)                                                        2,870                       *
Robert L. Hawvermale(6)                                                       3,730                       *
J. Philip Kesecker(7)                                                        14,282                    3.12
Jerald McGraw(9)                                                              1,514                       *
Martha H. Quarantillo                                                           400                       *
Thomas F. Rokisky(10)                                                         1,546                       *
Charles S. Trump IV(11)                                                      11,380                    2.48
Arlie R. Yost(12)                                                             2,210                       *
All directors and executive officers as a group (15 persons)                 73,202                   15.98
D. Louise Stotler and Deborah Dhayer                                         47,488                   10.37
   3077 Valley Road, Berkeley Springs, WV 25411
Mary Lou Trump                                                               53,470                   11.67
   298 Grove Heights Road, Berkley Springs, WV 25411

*        Indicates holdings of less than 1%.
(1) Includes shares of common stock held by the named individual as of February 21, 2003.
(2)      Includes 1,815 shares held jointly with spouse.
(3) Includes 14,164 shares held jointly with spouse and 3,000 shares held jointly with children.
(4)      Includes 15,591 shares held jointly with spouse.
(5)      Includes 2,770 shares held jointly with spouse.
(6) Includes 1,200 shares held by spouse and 100 shares held jointly with spouse.
(7) Includes 3,098 shares held by spouse and 1,860 shares held jointly with spouse.
(8) Includes 110 shares held by spouse and 964 shares held jointly with spouse.
(9)      Includes 1,425 shares held in an Individual Retirement Account.
(10) Includes 842 shares held by spouse and 270 shares held as custodian for children.
(11)     Includes 1,770 shares held jointly with spouse.


                           ANNUAL REPORT ON FORM 10-K

         You may obtain a copy of the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, by contacting Rebecca S. Stotler, Vice President/CFO, CNB Financial Services, Inc., 101 South Washington Street, Berkeley Springs, West Virginia 25411, (304) 258-1520.

                                OTHER INFORMATION

         If any of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of CNB, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the annual meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.


                         SHAREHOLDER PROPOSALS FOR 2004

         Any shareholder who wishes to have a proposal placed before the 2004 annual meeting of shareholders must submit the proposal to the secretary of CNB, at its executive offices, no later than October 31, 2003, to have it considered for inclusion in the proxy statement of that annual meeting.

                          CNB FINANCIAL SERVICES, INC.
      PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                                                            FOR ALL      WITHHOLD ALL      FOR ALL EXCEPT*
                                                                            -------      ------------      ---------------
                                                                                 (Except Nominees(s) Written Below)
1. Election of directors for the terms specified in the                       [  ]            [  ]               [  ]
   proxy statement:
   J. Robert Ayers        Herbert L. Eppinger     Martha H. Quarantillo
   John E. Barker         Robert L. Hawvermale    Thomas F. Rokisky
   Margaret S. Bartles    J. Philip Kesecker      Charles S. Trump IV
   Jay E. Dick            Jerry McGraw            Arlie R. Yost
                                                                            ---------------------------------------------
                                                                                 *(Except Nominee(s) written above.)

2. To transact such other business as may properly come before                [  ]            [  ]               [  ]
   the meeting or any adjournments thereof:
                                                                            Dated:                                 , 2003
                                                                                  ---------------------------------

                                                                            ---------------------------------------------

                                                                            ---------------------------------------------
                                                                                              Signature(s)

                                                                          When signing as attorney, executor, administrator,
                                                                             trustee or guardian, please give full title.
                                                                              If more than one trustee, all should sign.

                          CNB FINANCIAL SERVICES, INC.
                   101 SOUTH WASHINGTON STREET, P.O. BOX 130
                  BERKELEY SPRINGS, WEST VIRGINIA 25411-0130
                                 (304) 258-1520

                                     PROXY
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 2, 2003

     C. Dwan McBee and John T. Douglas, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in CNB Financial Services, Inc., at the Annual Meeting of Shareholders to be held April 2, 2003, and any adjournment thereof.

     Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of CNB Financial Services, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)